Exhibit h(11)
July 26, 2010
State Street Bank and Trust Company
P.O. Box 5049
Boston, Massachusetts 02206-5049
Attention: Fund Administration Legal Department
RE:	Schwab Strategic Trust (the “Fund”)
Ladies and Gentlemen:
Reference is made to the Sub-Administration Agreement between us dated as of October 1, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Schwab ETFs, as defined in the Amendment to the Agreement dated as of October 8, 2009 (the “Amendment”):
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
In accordance with the Section 2 of the Amendment, we request that you act as Sub-Administrator with respect to each additional Schwab ETF. A current Appendix A and Appendix B to the Agreement are attached hereto. In connection with such request, the undersigned, on behalf of the Fund and the additional Schwab ETFs, hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.
Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to the Fund and retaining one copy for your records.
Very truly yours,
CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

By:
	Name:	George Pereira
	Title:	Treasurer and Principal Financial Officer

Accepted:
STATE STREET BANK AND TRUST COMPANY

By:
	Name:	Michael F. Rogers
	Title:	Executive Vice President

SUB-ADMINISTRATION AGREEMENT
As of July 26, 2010
SCHEDULE A
Listing of Investment Funds
SCHWAB CAPITAL TRUST
Schwab International Index Fund
Schwab Small-Cap Index Fund
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketTrack All Equity Portfolio
Schwab S&P 500 Index Fund
Schwab Dividend Equity Fund
Schwab Small-Cap Equity Fund
Schwab Large Cap Growth Fund
Schwab Total Stock Market Index Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab Target 2040 Fund
Schwab Target 2030 Fund
Schwab Target 2020 Fund
Schwab Target 2010 Fund
Schwab Retirement Income Fund
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Hedged Equity Fund
Schwab Balanced Fund (formerly Schwab Viewpoints Fund)
Laudus International MarketMasters Fund
Laudus Small-Cap MarketMasters Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Target 2015 Fund
Schwab Target 2025 Fund
Schwab Target 2035 Fund
Schwab Monthly Income Fund — Moderate Payout
Schwab Monthly Income Fund — Enhanced Payout
Schwab Monthly Income Fund — Maximum Payout
Schwab International Core Equity Fund

SCHWAB ANNUITY PORTFOLIOS
Schwab MarketTrack Growth Portfolio II
Schwab S&P 500 Portfolio
Schwab Money Market Portfolio
CHARLES SCHWAB FAMILY OF FUNDS
Schwab Money Market Fund
Schwab Value Advantage Money Fund
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund (formerly Schwab Retirement Money Fund)
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Municipal Money Fund
Schwab California Municipal Money Fund
Schwab New York AMT Tax-Free Money Fund (formerly Schwab New York Municipal Money Fund)
Schwab AMT Tax-Free Money Fund (formerly known as Schwab Florida Municipal Money Fund)
Schwab Massachusetts AMT Tax-Free Money Fund (formerly Schwab Massachusetts Municipal Money Fund)
Schwab Pennsylvania Municipal Money Fund
Schwab New Jersey AMT Tax-Free Money Fund (formerly Schwab New Jersey Municipal Money Fund)
Schwab Cash Reserves Fund
Schwab Advisor Cash Reserves Fund
Schwab California AMT Tax-Free Money Fund
SCHWAB INVESTMENTS
Schwab Inflation Protected Fund
Schwab 1000 Index Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab California Tax Free Bond Fund (formerly Schwab California Short/Intermediate Tax-Free Bond Fund)
Schwab Tax-Free Bond Fund (formerly Schwab Long-Term Tax-Free Bond Fund
Schwab Yield Plus Fund
Schwab GNMA Fund
Schwab California Tax-Free YieldPlus Fund
Schwab Tax-Free YieldPlus Fund
Schwab Global Real Estate Fund
Schwab Premier Income Fund

SCHWAB STRATEGIC TRUST
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF

APPENDIX B
TO
SUB-ADMINISTRATION AGREEMENT
As of July 26, 2010
List of Schwab ETFs
SCHWAB STRATEGIC TRUST
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Small-Cap ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF